Exhibit 99.1

SECOND AMENDMENT TO

CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 15, 2005, among MARKWEST HYDROCARBON, INC., a Delaware corporation, as borrower (the “Borrower”), the undersigned Guarantors (collectively, the “Guarantors”), ROYAL BANK OF CANADA, as Administrative Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacity, the “Administrative Agent”), and the undersigned L/C Issuer and Lenders.

Reference is made to the Credit Agreement dated as of October 25, 2004 among Borrower, the Administrative Agent, the L/C Issuer and the Lenders parties thereto, as amended by that certain First Amendment to Credit Agreement dated October 17, 2005 (as amended, the “Credit Agreement”).  Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Credit Agreement; all section and schedule references herein are to sections and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Amendment.

RECITALS

A.            The Borrower has requested that the Credit Agreement be amended to extend the Revolving Credit Termination Date.

B.            Subject to the terms and conditions of this Amendment, the Administrative Agent and the other Lenders are willing to agree to such amendment.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.        Amendments. Effective as of the Second Amendment Effective Date, the Credit Agreement is amended as follows:

1.1          Definitions. Section 1.01 of the Credit Agreement is amended as follows:

(a)           Each of the following definitions is amended in its entirety to read as follows:

“Agreement means this Credit Agreement as amended by the First Amendment to Credit Agreement and Second Amendment to Credit Agreement.”

“Commitment means, as to each Lender, its obligation to make Revolving Loans to the Borrower pursuant to Section 2.01, to purchase participations in L/C Obligations pursuant to Section 2.16, and to convert the Revolving Loans outstanding on the Revolving Credit Termination Date to Term Loans, in an

aggregate principal amount at any one time outstanding not to exceed the amount stated beside such Lender’s name on Schedule 2.01 to this Agreement (which amount is subject to increase, reduction, or cancellation in accordance with the Loan Documents) and collectively for all Lenders an amount (subject to reduction or cancellation as herein provided) equal to $25,000,000 (collectively, the Commitments of all the Lenders herein the Aggregate Commitment); provided that notwithstanding anything in this Agreement to the contrary, from the date of the Second Amendment to Credit Agreement to and including the Revolving Credit Termination Date, the Aggregate Commitment shall not exceed $16,000,000, of which $6,000,000 of availability is committed to the Existing Letter of Credit, leaving availability for Revolving Loans during such period capped at $10,000,000 unless all of the Lenders agree to restore the Aggregate Commitment to the full amount of $25,000,000.”

“Final Maturity Date means (i) if the Revolving Loans are converted to Term Loans pursuant to Section 2.16, then with respect to any Term Loan, December 29, 2006, or (ii) if the Revolving Loans are not so converted, the Revolving Credit Termination Date.”

“Letter of Credit Sublimit means an amount equal to the lesser of the Aggregate Commitment and $6,000,000.”

“Revolving Credit Termination Date means (i) December 30, 2005 or (ii) such earlier effective date of any other termination, cancellation, or acceleration of the Aggregate Commitment under this Agreement.”

 (b)          The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:

“Control Agreement has the meaning specified in Section 2.14(l).”

“Second Amendment Effective Date means the date the Second Amendment to Credit Agreement by its terms becomes effective among the parties thereto.”

“Second Amendment to Credit Agreement means that certain Second Amendment to Credit Agreement dated as of November 15, 2005, among the Borrower, the Guarantors, Royal Bank of Canada, as Administrative Agent, the L/C Issuer and the Lenders.”

(c)           Section 2.01 of the Credit Agreement is amended in its entirety to read as follows:

“2.01      Revolving Loans.  Subject to and in reliance upon the terms, conditions, representations, and warranties in the Loan Documents, each Lender severally, but not jointly, agrees (i) to make revolving loans (each such Loan a “Revolving Loan”) to Borrower from time to time on any Business Day during the period from the Conditions Effective Date to the Revolving Credit

Termination Date, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Pro Rata Share of one or more Borrowings not to exceed, when aggregated with the Outstanding Amount of the L/C Obligations, such Lender’s Commitment and (ii) to convert the Revolver Principal Debt remaining outstanding on the Revolving Credit Termination Date to Term Loans pursuant to and in accordance with Section 2.16.  Borrowings may be repaid and reborrowed from time to time in accordance with the terms and provisions of the Loan Documents; provided that, each such Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Revolving Credit Termination Date.  No Lender shall be obligated to make any Revolving Loan if the Outstanding Amount of all L/C Obligations and all Loans would exceed the lesser of (i) the Borrowing Base and (ii) the Aggregate Commitment (as such Aggregate Commitment may be capped as provided in the definition of “Commitment”).

(d)           Section 2.08(a)of the Credit Agreement is amended by adding a sentence at the end thereof to read as follows:

“During the period from the date of the Second Amendment to Credit Agreement to and including the first to occur of (i) the Revolving Credit Termination Date and (ii) the elimination of the cap on availability under the Aggregate Commitment, the commitment fee shall be calculated on the basis of the capped availability amount for Revolving Loans ($10,000,000), not the Aggregate Commitment.”

(e)           Section 2.14 of the Credit Agreement is amended to add a new Section 2.14(l) to read as follows:

“(l)          Existing Letter of Credit Collateralization.  As collateral for the Existing Letter of Credit, the Borrower has granted a security interest in its Investments consisting of master limited partnership interests owned by it and to perfect such security interest the Borrower shall cause the securities intermediary holding such Investments to enter into a control agreement (the “Control Agreement”) whereby the securities intermediary agrees to comply with orders from the Administrative Agent with respect to such Investments.  Notwithstanding anything in Section 2.14(g) to the contrary, the Borrower covenants and agrees that if the Revolving Credit Termination Date has not been extended beyond December 30, 2005 (or if an earlier Revolving Credit Termination Date occurs due to the termination, cancellation, or acceleration of the Aggregate Commitment under this Agreement, then if the Revolving Credit Termination Date has not been extended beyond such earlier Revolving Credit Termination Date), then prior to noon, New York time on the Letter of Credit Expiration Date (that is, the day that is five (5) days prior to the Revolving Credit Termination Date, December 23, 2005 in the case of the Revolving Credit Termination Date being December 30, 2005) the Borrower shall, without any further direction or request from the Administrative Agent or any Lender, Cash

Collateralize the Existing Letter of Credit in an amount equal to the Existing Letter of Credit.  For purposes of this Section, the conversion of the Revolving Loans to Term Loans pursuant to Section 2.16 shall not be deemed an extension of the Revolving Credit Termination Date.”

(f)            Section 2.16 of the Credit Agreement is amended in its entirety to read as follows:

“2.16      Conversion to Term Loan.  At the option of the Borrower, but subject to agreement of all the Lenders and the satisfaction of the conditions precedent for a Borrowing set forth in Section 4.02, upon written notice delivered to the Administrative Agent no earlier than 60 days and no later than ten (10) Business Days prior to the Revolving Credit Termination Date, the aggregate principal amount of all, but not less than all, of the Revolving Loans remaining outstanding at the close of the Administrative Agent’s business on the Revolving Credit Termination Date may be converted to Term Loans with a maturity date of December 29, 2006.  Any portion of each Lender’s Commitment not utilized on or before the Revolving Credit Termination date shall be permanently cancelled.  Any Term Loans that are prepaid may not be reborrowed.”

Paragraph 2.        Waivers.

(a)           The Lenders hereby waive the requirement in Section 7.08(b)(i) of the Credit Agreement for the period from the Second Amendment Effective Date through and including December 30, 2005 that in order to declare and make any Restricted Payments as of any fiscal quarter end the Borrower must maintain Freely Available Cash Reserves of not less than $20,000,000.

(b)           The Lenders hereby waive the requirement in Section 7.15(c) of the Credit Agreement for the period from the Second Amendment Effective Date through and including December 30, 2005 that Borrower have Freely Available Cash Reserves of not less than $15,000,000 as of each fiscal quarter end after the Closing Date.

(c)           The Lenders hereby waive the requirement in Section 6.01(b) of the Credit Agreement that the Borrower deliver within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower an unaudited stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal quarters ending March 31, 2005, June 30, 2005 and September 30, 2005 and instead to permit delivery of such unaudited financial statements at any time prior to December 31, 2005.  Delivery of the accompanying Compliance Certificates required by Section 6.02(a) of the Credit Agreement is also waived to permit delivery of such Compliance Certificates to be delivered when the unaudited stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal quarters ending March 31, 2005, June 30, 2005 and September 30, 2005 are delivered.

(d)           The foregoing waivers shall not be deemed to be a waiver by the Lenders of any other covenant, condition or obligation on the part of the Borrower under the Credit Agreement or any other Loan Document, except as set forth in this Paragraph 2.  In addition, the foregoing waivers shall in no respect evidence any commitment by the Lenders to grant any future consents or waivers of any covenant, condition or obligation on the part of the Borrower under the Credit Agreement or any other Loan Document.  Any further waivers or consents must be specifically agreed to in writing in accordance with Section 10.01 of the Credit Agreement.

Paragraph 3.        Effective Date. This Amendment shall not become effective until the date (such date, the “Second Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:

(a)           this Amendment, executed by the Borrower, the Guarantors, and each other Lender and the L/C Issuer;

(b)           the Control Agreement, executed by Smith Barney, in form and substance satisfactory to the Administrative Agent;

(c)           from the Borrower and the existing Guarantors, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (i) resolutions of its board of directors, managers or members (or their equivalent) authorizing the execution and performance of this Amendment and the other Loan Documents which such Person is executing in connection herewith, (ii) the incumbency and signature of the officer executing such documents, and (iii) no change in such Person’s organizational documents since October 25, 2004;

(d)           fees and expenses required to be paid pursuant to Paragraph 6 of this Amendment, to the extent invoiced prior to the Second Amendment Effective Date; and

(e)           such other assurances, certificates, documents and consents as the Administrative Agent may require.

Paragraph 4.        Acknowledgment and Ratification. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors (i) consents to the agreements in this Amendment, (ii) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed.

Paragraph 5.        Representations. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors represents and warrants to the Administrative Agent and the Lenders that as of the Second Amendment Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Paragraph 6.        Expenses, Funding Losses.  The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements.

Paragraph 7.        Miscellaneous. This Amendment is a “Loan Document” referred to in the Credit Agreement.  The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law and applicable federal law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 8.        ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 9.        Parties. This Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the L/C Issuer, the other Lenders, and their respective successors and assigns.

Paragraph 10.     Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Agreement.

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MARKWEST HYDROCARBON, INC.,
a Delaware corporation, as Borrower

By:	/s/ ANDREW L. SCHROEDER
Andrew L. Schroeder
Vice President, Treasurer and Assistant Secretary

MARKWEST ENERGY GP, L.L.C.,
a Delaware corporation, as a Guarantor

By:	/s/ ANDREW L. SCHROEDER
Andrew L. Schroeder
Vice President and Treasurer

MARKWEST MICHIGAN, INC.,
a Colorado corporation, as a Guarantor

By:	/s/ ANDREW L. SCHROEDER
Andrew L. Schroeder
Vice President and Treasurer

MARKWEST RESOURCES, INC.,
a Colorado corporation, as a Guarantor

By:	/s/ ANDREW L. SCHROEDER
Andrew L. Schroeder
Vice President and Treasurer

MATREX, L.L.C.,
a Michigan limited liability company, as a Guarantor

By:	MARKWEST RESOURCES, INC.,
a Colorado corporation,
its managing member

	By:	/s/ ANDREW L. SCHROEDER
Andrew L. Schroeder
Vice President and Treasurer

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ GAIL WATKIN
Name: Gail Watkin
Title: Manager, Agency

ROYAL BANK OF CANADA, as a Lender
and L/C Issuer

By:	/s/ JASON YORK
Name: Jason York
Title: Attorney-in-Fact